                                                                    EXHIBIT 10.1

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      This First Amendment to Loan and Security Agreement ("Amendment") is made as of the 22nd day of March, 2005, by and among Orion HealthCorp, Inc., Baytown SurgiCare, Inc., Bellaire ASC L.P., Bellaire SurgiCare, Inc., Dennis Cain Management, L.L.C., Dennis Cain Physician Solutions, Ltd., Integrated Physician Solutions, Inc., IntegriMED, Inc., Medical Billing Services, Inc., San Jacinto Surgery Center, Ltd., SurgiCare Memorial Village, L.P., TASC Anesthesia, LLC, Town & Country SurgiCare, Inc., Tuscarawas Ambulatory Surgery Center, LLC, and Tuscarawas Open MRI, LP. (collectively referred to as "Borrowers" and each individually referred to as a "Borrower") Brantley Partners IV, L.P. ("Brantley Partners") and Brantley Capital Corporation ("Brantley Capital" and collectively with Brantley Partners, "Guarantors") and Healthcare Business Credit Corporation ("Lender").

                                   BACKGROUND

      A. Borrowers and Lender are parties to a certain Loan and Security Agreement dated as of December 15, 2004 (as modified and amended from time to time "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lender. The Loan Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

      B.    The following Events of Default have occurred under the Loan
Agreement: (i) failure to comply with Section 6.7(a)(ii) for the fiscal quarter ending December 31, 2004 which requires Borrowers to deliver to Lender Borrowers' internally prepared quarterly financial statement within 45 days of the end of each fiscal quarter and (ii) failure to comply with Section 6.12 of the Loan Agreement which requires Borrowers to provide thirty days prior written notice to Lender of any changes to the location of any place of business (collectively, "Existing Defaults").

      C. Borrowers have requested and Lender has agreed to waive the Existing Defaults and amend the terms and conditions of the Existing Loan Documents (including by instituting the Special Accommodation and reducing the Revolving Loan Commitment) pursuant to the terms and conditions of this Amendment.

      NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

      1. Waiver of Existing Event of Default. Borrowers acknowledge and agree that as of this date, the Existing Defaults have occurred and remain outstanding under the Existing Loan Documents. Upon the effectiveness of this Amendment, Lender hereby waives the Existing Defaults. Such waiver shall in no way constitute a waiver of any other Event of Default which may have occurred but which is not specifically referenced as an "Existing Default," nor shall it obligate Lender to provide any further waiver of any other Event of Default (whether similar or dissimilar, including any further Events of Default resulting from a failure to comply with Section 6.7(a)(ii) or 6.12 of the Loan Agreement).

      2.    Amendments. Upon effectiveness of this Amendment:

            (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition:

                  "ORIGINAL COMMITMENT" means an amount equal to Four Million Dollars ($4,000,000).

                  "SOLOMON LITIGATION RESERVE" means an amount equal to $544,000 or such lesser or greater amount as may be determined from time to time by Lender is its sole discretion.

                  "SPECIAL ACCOMMODATION" means the following amounts for the corresponding periods:

             Period                     Amount
             ------                     ------
For the period from March 4, 2005
through March 10, 2005              $700,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from March 11, 2005
through March 17, 2005              $650,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from March 18, 2005
through March 24, 2005              $575,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from March 25, 2005
through March 31, 2005              $500,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from April 1, 2005
through April 7, 2005               $400,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from April 8, 2005
through April 14, 2005              $300,000 minus the
                                    aggregate amount of

                                    all Accommodation
                                    Reductions

For the period from April 15, 2005
through April 21, 2005              $200,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from April 22, 2005
 through April 28, 2005             $100,000 minus the
                                    aggregate amount of
                                    all Accommodation
                                    Reductions

For the period from April 29, 2005
 and thereafter                     $0

                  Notwithstanding the foregoing, the Special Accommodation shall be reduced on a dollar for dollar basis contemporaneously with each reduction in the Solomon Litigation Reserve until such time as the Special Accommodation has been reduced to $0 (each such reduction, an "ACCOMMODATION REDUCTION").

            (b) The following definitions set forth in Section 1.1 of the Loan Agreement are each hereby deleted and replaced with the following:

                  "BORROWING BASE" means, at any date, an amount equal to the lesser of (a) the Revolving Loan Commitment, or (b) the sum of
                  (i) the product of (X) the applicable Advance Rate then in effect, times (Y) the Estimated Net Value of all Eligible Accounts as of such date, plus (ii) the Special Accommodation.

                  "REVOLVING LOAN COMMITMENT" means an amount equal to Two Million Seven Hundred and Fifty Thousand Dollars ($2,750,000).

            (c) Sections 2.3 (c) and (d) of the Loan Agreement are hereby deleted and replaced with the following:

                  (c) Should the Credit Facility be terminated for any reason prior Obligations then outstanding and termination of Lender's commitment hereunder, Borrowers shall unconditionally be obligated to pay at the time of such termination, a fee ("TERMINATION FEE") in an amount equal to the following percentage of the Original Commitment:

                  three percent (3.0%), if such early termination occurs on or prior to the first anniversary date of this Agreement; two percent (2.0%) if such early termination occurs after the first anniversary date of this Agreement but on or before the second anniversary of this Agreement; and one percent (1.0%) if such early termination occurs after the second anniversary of the date of this Agreement but prior to the last day of the Initial Term. Borrowers acknowledge that the Termination Fee is an estimate of Lender's damages in the event of early termination and is not a penalty. In the event of termination of the Credit Facility, all of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Loan Documents shall survive any such termination, and Lender shall retain its security interests in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrowers have paid the Obligations to Lender, in full, in immediately available funds, together with the applicable Termination Fee, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless either (1) the Obligations have been indefeasibly paid and satisfied in full pursuant to the Guaranty Agreement, or (2) if the Obligations have been satisfied by means other than Lender's rights under the Guaranty Agreement, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrowers or any Obligor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement executed by Borrowers and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and security interests on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

                  (d) Borrowers shall unconditionally pay to Lender a fee ("UNUSED LINE FEE") equal to three quarters of one percent (0.75%) per annum of the unused portion of the Credit Facility. The unused portion of the Credit Facility shall be the difference between the Revolving Loan Commitment and the average daily outstanding balance of the Loans during each month (or portion thereof), which fees shall be calculated and payable monthly, in arrears, and shall be due and payable on the first Designated Funding Date of each calendar month.

            (d) The Guaranty Agreements referenced and defined in the Loan Agreement shall mean, collectively, that certain Amended and Restated Guaranty Agreement dated of even date herewith executed by Brantley Partners in favor of Lender and that certain Amended and Restated Guaranty Agreement dated of even date herewith executed by Brantley Capital in favor of Lender.

            (e) Notwithstanding anything to the contrary contained in the Loan Agreement, on or before March 31, 2005, Borrower shall deliver to Lender Borrowers' internally prepared quarterly financial statements and other reports as required by Section 6.7(a)(ii) of the Loan Agreement for the fiscal quarter ended December 31, 2004.

            (f) Notwithstanding anything to the contrary contain in that certain post-closing letter dated December 15, 2004 among Borrowers and Lender, on or before March 31, 2005, Borrowers shall have caused Pediatric Specialists of the Northwest, M.D. S.C. to execute a letter in substantially the form attached as Exhibit A to the post-closing letter.

      3. Fees. Prior to the effectiveness of this Amendment, Borrowers agree to pay to Lender a non-refundable amendment fee ("Amendment Fee") in an amount equal to Ten Thousand Dollars ($10,000).

      4. Representations and Warranties. Borrowers represent and warrant to Lender that:

            (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

            (b) The execution and delivery by Borrowers of this Agreement and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of any Borrower.

            (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms.

            (d) No Event of Default or Unmatured Event of Default, other than the Existing Defaults, has occurred and is continuing under the Loan Agreement or any of the other Existing Loan Documents.

      5. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lender and Lender's counsel):

            (a) Execution by Borrowers and delivery to Lender of this Amendment and the Amended and Restated Revolving Credit Note;

            (b) Execution by Borrowers and John Ivan Sutter, M.D. P.A. and delivery to Lender of that certain Governmental Depository Agreement among Lockbox Bank, Lender, John Ivan Sutter, M.D. P.A. and Integrated Physician Solutions, Inc.

            (c) Execution by Brantley Partners and Brantley Capital and delivery to Lender of the respective Amended and Restated Guaranty Agreements;

            (d) Delivery to Lender of a fully executed Landlord Waiver for 10700 Richmond Avenue, Houston, Texas;

            (e) Delivery to Lender by Brantley Partners of financial reports and certificates as required by Paragraph 18 and 19 of the Amended and Restated Guaranty Agreement executed by Brantley Partners in favor of Lender;

            (f) Payment of all fees, costs and Expenses related to the documentation and negotiation of this Amendment and the transactions contemplated hereby (including, without limitation, the Amendment Fee and attorneys' fees); and

            (g) Execution and/or delivery of all agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

      6. Confirmation of Indebtedness. Borrowers hereby acknowledge and confirm that as of the close of business on March 11, 2005, Borrowers are indebted to Lender, without defense, setoff, claim or counterclaim, under the Loan Documents, in the aggregate principal amount of $2,445,527.86, plus all fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Loan Documents.

      7. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

      8. Security Interest. Borrowers hereby confirm and agree that all security interests and liens granted to Lender continue to be perfected, first priority liens and remain in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Lender. Nothing herein contained is intended to in any way impair or limit the validity, priority, and extent of Lender's existing security interest in and liens upon the Collateral.

      9. Acknowledgment of Guarantors. By execution of this Amendment, Brantley Partners, pursuant to the terms of the Amended and Restated Guaranty Agreement of even date herewith, and Brantley Capital, pursuant to the terms to the Amended and Restated Guaranty Agreement of even date herewith, hereby accept and acknowledge the terms and conditions of this

Amendment. Each Guarantor hereby covenants and agrees that its respective Guaranty Agreement is in full force and effect and continues to cover the existing and future Obligations of Borrowers to Lender.

      10. Release. As further consideration for Lender's agreement to grant the accommodations and waiver set forth herein, Borrowers and Guarantors hereby waive and release and forever discharge Lender and its officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Borrowers, Guarantors, or any of them, may now or hereafter have against Lender arising out of or relating to the Obligations, this Agreement or the Existing Loan Documents.

      11. Governing Law. This Amendment, and all matters arising out of or relating to this Amendment, shall be governed by, construed, and enforced in accordance with the substantive laws of the State of New Jersey.

      12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile and/or PDF shall bind the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

BORROWERS:
                           ORION HEALTHCORP, INC.

                           By: /s/ Terrence L. Bauer
                               --------------------------------
                           Name: Terrence L. Bauer
                           Title: Chief Executive Officer

                           BAYTOWN SURGICARE, INC.

                           By: /s/ Keith LeBlanc
                               --------------------------------
                           Name: Keith LeBlanc
                           Title: President

                           BELLAIRE ASC L.P.
                           By: Bellaire SurgiCare, Inc., its general partner

                           By: /s/ Keith LeBlanc
                               --------------------------------
                           Name: Keith LeBlanc
                           Title: President

                           BELLAIRE SURGICARE, INC.

                           By: /s/ Keith LeBlanc
                               --------------------------------
                           Name: Keith LeBlanc
                           Title: President
                           DENNIS CAIN MANAGEMENT, L.L.C.

                           By: /s/  Keith LeBlanc
                               ---------------------------------
                           Name: Keith LeBlanc
                           Title: Manager

                           DENNIS CAIN PHYSICIAN SOLUTIONS, LTD.
                           By: Dennis Cain Management, L.L.C.

                           By: /s/ Keith LeBlanc
                               ----------------------------------
                           Name: Keith LeBlanc
                           Title: Manager

                     [SIGNATURE CONTINUE ON FOLLOWING PAGE]

                              INTEGRATED PHYSICIAN SOLUTIONS, INC.

                              By: /s/ Terrence L. Bauer
                                  ---------------------------------
                              Name: Terrence L. Bauer
                              Title: President and Chief Executive Officer

                              INTEGRIMED, INC.

                              By: /s/ Terrence L. Bauer
                                  --------------------------------
                              Name: Terrence L. Bauer
                              Title: President

                              MEDICAL BILLING SERVICES, INC.

                              By: /s/ Stephen H. Murdock
                                  --------------------------------
                              Name: Stephen H. Murdock
                              Title: Chief Financial Officer

                              SAN JACINTO SURGERY CENTER, LTD.
                              By: Baytown SurgiCare, Inc., its general partner

                              By: /s/ Keith LeBlanc
                                  --------------------------------
                              Name: Keith LeBlanc
                              Title: President

                              SURGICARE MEMORIAL VILLAGE, L.P.
                              By: Town & Country SurgiCare, Inc., its general
                                  partner

                              By: /s/ Keith LeBlanc
                                  --------------------------------
                              Name: Keith LeBlanc
                              Title: President

                              TASC ANESTHESIA, LLC
                              By: Tuscarawas Ambulatory Surgery Center, LLC, its
                                  manager

                              By: /s/ Keith LeBlanc
                                  --------------------------------
                              Name: Keith LeBlanc
                              Title: President

                     [SIGNATURE CONTINUE ON FOLLOWING PAGE]

                           TOWN & COUNTRY SURGICARE, INC.

                           By: /s/ Keith LeBlanc
                               --------------------------------
                           Name: Keith LeBlanc
                           Title: President

                           TUSCARAWAS AMBULATORY SURGERY CENTER, LLC

                           By: /s/ Keith LeBlanc
                               --------------------------------
                           Name: Keith LeBlanc
                           Title: Manager

                           TUSCARAWAS OPEN MRI, LP
                           By: Orion HealthCorp, Inc., its general
                               partner

                           By: /s/ Keith LeBlanc
                               --------------------------------
                           Name: Keith LeBlanc
                           Title: President

GUARANTORS:                BRANTLEY PARTNERS IV, LP
                           By: Brantley Venture Management IV, L.P., its general
                               partner

                           By: /s/ Paul H. Cascio
                               --------------------------------
                           Name: Paul H. Cascio
                           Title: Authorized Signatory

                           BRANTLEY CAPITAL CORPORATION

                           By: /s/ Paul H. Cascio
                               --------------------------------
                           Name: Paul H. Cascio
                           Title: Vice President

LENDER:                    HEALTHCARE BUSINESS CREDIT CORPORATION

                           By: /s/ Michael D. Gervais
                               ---------------------------------
                           Name: Michael D. Gervais
                           Title: VP-Portfolio Management